As filed with the Securities and Exchange Commission on December 30, 2002

Securities Act File No. 333-80061
Investment Company Act File No. 811-09375

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒
(Check appropriate box or boxes)

MERRILL LYNCH GLOBAL FINANCIAL
SERVICES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (609) 282-2800

TERRY K. GLENN
Merrill Lynch Global Financial Services Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Joel H. Goldberg, Esq. SHEARMAN & STERLING 599 Lexington Avenue New York, New York 10022-6069	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on December 31, 2002 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Global Financial Services Master Trust has also executed this Registration Statement.

This Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-80061) (the “Registration Statement”) consists of the following: (1) the facing sheet of the Registration Statement, (2) Amendment, dated January 1, 2003, to the Registrant’s current Prospectus, (3) Amendment, dated January 1, 2003, to the Registrant’s current Statement of Additional Information, and (4) Part C to the Registration Statement (including signature page). Parts A and B to the Registration Statement, each dated January 24, 2002, were previously filed in connection with Post-Effective Amendment No. 2 to the Registration Statement.

This Post-Effective Amendment No. 3 to the Registration Statement is being filed to: (1) describe the features of the Registrant’s Class R shares, (2) provide certain additional information with respect to the Registrant’s Class C shares, (3) provide updated performance and financial information for the Registrant, (4) file certain exhibits to the Registration Statement, and (5) incorporate certain exhibits by reference into the Registration Statement.

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.	1

Merrill Lynch Global Financial Services Fund, Inc.

AMENDMENT DATED JANUARY 1, 2003
TO PROSPECTUS
DATED JANUARY 24, 2002

Effective January 1, 2003, Merrill Lynch Global Financial Services Fund, Inc. began offering Class R shares to certain qualified investors. This amendment to the Fund’s Prospectus, which should be read in conjunction with the Fund’s Prospectus, describes the features of the Fund’s Class R shares, provides certain additional information with respect to the Fund’s Class C shares, and provides updated performance information for the Fund.

PERFORMANCE INFORMATION

The year-to-date return as of September 30, 2002 for the Fund’s Class A shares was -15.63%. The Fund’s Class A shares are subject to an initial sales charge but are not subject to a contingent deferred sales charge. The Fund’s Class A shares are not subject to a distribution fee or an account maintenance fee. The Fund’s Class R shares are not subject to an initial sales charge or a contingent deferred sales charge but are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. See “Merrill Lynch Select Pricingsm System” in this Amendment for more information about the Fund’s Class R shares.

The initial sales charge for the Fund’s Class A shares is not reflected in the Fund’s year-to-date returns. If these amounts were reflected, returns for the Fund would be less than those shown above. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.	1

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:
Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:
Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Administration Fee — a fee paid to the Administrator for providing administrative services to the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees—fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers five different classes of shares. This table describes the fees and expenses that you may pay if you buy and hold Class R shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class R

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b)

Management Fee (c)	0.40%

Distribution and/or Service (12b-1) Fees (d)	0.50%

Other Expenses (including transfer agency fees and Administration Fee)(e)(f)	1.11%

Total Annual Fund Operating Expenses	2.01%

(a)
In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells Class R shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus.

(b)
The fees and expenses shown in the table above include both the expenses of the Fund and the Fund’s share of expenses of the Global Financial Services Portfolio of Global Financial Services Master Trust (the “Portfolio”).

(c)	Paid by the Portfolio.
(d)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Fund’s Prospectus and in all other Fund materials. If you hold Class R shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you were a shareholder of one of the other share classes.

(e)
Based on estimated amounts for the Fund’s most recent fiscal period. Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Portfolio. The Fund and the Portfolio reimburse the Investment Adviser or its affiliates for such services.

(f)	Includes administration fees, which are payable to the Administrator by the Fund at the annual rate of 0.35% of the Fund’s average daily net assets.

2	MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in Class R shares of the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES*:

	1 Year	3 Years	5 Years	10 Years

Class R	$204	$630	$1,083	$2,338

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES*:

	1 Year	3 Years	5 Years	10 Years

Class R	$204	$630	$1,083	$2,338

*	Includes the expenses of both the Fund and the Fund’s share of expenses of the Portfolio.

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.	3

MERRILL LYNCH SELECT PRICING SYSTEMsm

With the addition of the Class R shares, the Fund offers five classes of shares. Investors in the Fund may choose from among Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, subject to eligibility requirements.

Class R shares are available only to certain retirement plans. Your financial adviser can help you determine whether you are eligible to buy Class R shares.

Class R shares are not subject to an initial sales charge or a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%.

To better understand the pricing of the Fund’s Class R shares, we have summarized the information below.

Class R

Availability	Available only to certain retirement plans.

Initial Sales Charge?	No. Entire purchase price is invested in the Fund’s Class R shares.

Deferred Sales Charge?	No.

Account Maintenance and Distribution Fees?	0.25% Account Maintenance Fee. 0.25% Distribution Fee.

Please see “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s current Prospectus and/or contact your financial adviser, selected securities dealer or other financial intermediary for more information about the purchase, sale, transfer or exchange of the Fund’s Class R shares.

CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVER

The contingent deferred sales charge on Class C shares of the Fund may be reduced or waived for certain retirement plans in connection with redemptions of Class C shares.

4	MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A				Class B
	For the Year Ended September 30,		For the Period November 26, 1999† to September 30, 2000		For the Year Ended September 30,		For the Period November 26, 1999† to September 30, 2000
Increase (Decrease) in Net Asset Value:	2002	2001			2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$10.89	$12.29	$10.00		$10.78	$12.18	$10.00

Investment income (loss) net	.05 ‡‡	.08 ‡‡	.03		(.07 )‡‡	(.03 )‡‡	(.04)

Realized and unrealized gain (loss) on investments and foreign currency transactions from the Portfolio — net	(1.07)	(1.21)	2.26		(1.06)	(1.20)	2.22

Total from investment operations	(1.02)	(1.13)	2.29		(1.13)	(1.23)	2.18

Less distributions from realized gain on investments — net	(.42)	(.27)	—		(.29)	(.17)	—

Net asset value, end of period	$9.45	$10.89	$12.29		$9.36	$10.78	$12.18

Total Investment Return:**

Based on net asset value per share	(9.85)%	(9.36)%	22.90	%#	(10.83)%	(10.21)%	21.80	%#

Ratios to Average Net Assets:

Expenses††	1.51%	1.27%	1.62	%*	2.53%	2.28%	2.63	%*

Investment income (loss) — net	.43%	.71%	.44	%*	(.60)%	(.30)%	(.56	)%*

Supplemental Data:

Net assets, end of period (in thousands)	$8,641	$12,741	$8,371		$36,476	$59,928	$63,083

Portfolio turnover from the Portfolio	11.12%	111.71%	68.73%		11.12%	111.71%	68.73%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
#	Aggregate total investment return.
‡‡	Based on average shares outstanding.

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.	5

FINANCIAL HIGHLIGHTS (concluded)

	Class C				Class D
	For the Year Ended September 30,		For the Period November 26, 1999† to September 30, 2000		For the Year Ended September 30,		For the Period November 26, 1999† to September 30, 2000
Increase (Decrease) in Net Asset Value:	2002	2001			2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$10.78	$12.18	$10.00		$10.87	$12.26	$10.00

Investment income (loss) net	(.07 )‡‡	(.04 )‡‡	(.04)		.02 ‡‡	.05 ‡‡	.02

Realized and unrealized gain (loss) on investments and foreign currency transactions from the Portfolio — net	(1.06)	(1.19)	2.22		(1.07)	(1.20)	2.24

Total from investment operations	(1.13)	(1.23)	2.18		(1.05)	(1.15)	2.26

Less distributions from realized gain on investments — net	(.29)	(.17)	—		(.39)	(.24)	—

Net asset value, end of period	$9.36	$10.78	$12.18		$9.43	$10.87	$12.26

Total Investment Return:**

Based on net asset value per share	(10.84)%	(10.21)%	21.80	%#	(10.15)%	(9.51)%	22.66	%#

Ratios to Average Net Assets:

Expenses††	2.55%	2.29%	2.63	%*	1.76%	1.50%	1.88	%*

Investment income (loss) — net	(.61)%	(.31)%	(.57	)%*	.17%	.46%	.22	%*

Supplemental Data:

Net assets, end of period (in thousands)	$9,666	$14,805	$14,788		$5,520	$8,032	$11,241

Portfolio turnover from the Portfolio	11.12%	111.71%	68.73%		11.12%	111.71%	68.73%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
#	Aggregate total investment return.
‡‡	Based on average shares outstanding.

GFS-PR-19065-0102STK

6	MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

Merrill Lynch Global Financial Services Fund, Inc.

AMENDMENT DATED JANUARY 1, 2003
TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 24, 2002

Effective January 1, 2003, Merrill Lynch Global Financial Services Fund, Inc. began offering Class R shares to certain qualified investors. Features of the Fund’s Class R shares are described in the amendment dated January 1, 2003 to the Fund’s Prospectus dated January 24, 2002. This amendment to the Fund’s Statement of Additional Information provides certain updated financial information as of the Fund’s fiscal year ended September 30, 2002.

MANAGEMENT OF THE FUND

Compensation of Directors/Trustees

Pursuant to the terms of the management agreement with Global Financial Services Master (the “Trust”), the Investment Adviser pays all compensation of officers and employees of the Trust as well as the fees of all Directors who are affiliated persons of Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. The Fund and the Trust pay each non-interested Director/Trustee for service to the Fund and the Global Financial Services Portfolio (the “Portfolio”) of the Trust a fee of $1,500 per year plus $500 per Board meeting attended in person. The Fund and the Trust also compensate each member of the Audit and Oversight Committee (the “Committee”) with a fee of $1,500 per year plus $500 per Committee meeting attended in person, the Co-Chairmen of the Committee each receive an additional annual fee of $1,000 per year. The Fund and the Trust reimburse each non-interested Director/Trustee for out-of-pocket expenses relating to attendance at Board and Committee meetings. The Committee met four times during the fiscal year ended September 30, 2002. See “Management of the Fund — Directors/Trustees and Officers” in the Statement of Additional Information.

The following table shows the compensation earned by the non-interested Directors/Trustees with respect to the Portfolio for the fiscal year ended September 30, 2002 and the aggregate compensation paid to non-interested Directors/Trustees from all registered investment companies advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P., (“FAM/MLIM-Advised Funds”) for the calendar year ended December 31, 2001.

Name of Director/Trustee	Compensation From Fund/ Trust	Pension or Retirement Benefits Accrued as Part of Fund/Trust Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation From Fund/Trust and Other FAM/MLIM-Advised Funds Paid to Director/ Trustee
Ronald W. Forbes*	$8,000	None	None	$293,400
Cynthia A. Montgomery	$7,000	None	None	$234,567
Charles C. Reilly*	$8,000	None	None	$293,400
Kevin A. Ryan	$7,000	None	None	$261,067
Roscoe S. Suddarth	$7,000	None	None	$250,633
Richard R. West	$7,000	None	None	$261,067
Edward D. Zinbarg	$7,000	None	None	$250,633

*	Co-Chairmen of the Committee.

Directors of the Fund and Trustees of the Trust may purchase Class A shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons” in the Fund’s Statement of Additional Information.

Administration Arrangements

The Fund has entered into an administration agreement with Fund Asset Management, L.P. (“FAM”) as Administrator (the “Administration Agreement”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.35% of the average daily net assets of the Fund. The table below sets forth information about the total administration fees paid by the Fund to the Administrator for the periods indicated.

Period	Administration Fee
Fiscal Year ended September 30, 2002	$303,054
Fiscal Year ended September 30, 2001	$369,351
November 26, 1999 (commencement of operations) to September 30, 2000	$200,096

Management and Advisory Arrangements

Investment Advisory Services and Fee.    The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with FAM as Investment Adviser (the “Investment Advisory Agreement”). As discussed in “Management of the Fund — Fund Asset Management” in the Prospectus, the Investment Adviser receives for its services to the Portfolio monthly compensation at the annual rate of 0.40% of the average daily net assets of the Portfolio.

The table below sets forth information about the total investment advisory fees paid by the Portfolio to the Investment Adviser for the periods indicated.

Period	Investment Advisory Fee
Fiscal Year ended September 30, 2002	$346,487
Fiscal Year ended September 30, 2001	$422,136
November 26, 1999 (commencement of operations) to September 30, 2000	$228,757

FAM, on behalf of the Trust, has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K., Limited (“MLAM U.K.”) with respect to the Portfolio, pursuant to which MLAM U.K. provides investment advisory services with respect to all or a portion of the Portfolio’s net assets. For the fiscal years ended September 30, 2002 and September 30, 2001, and for the period November 26, 1999 to September 30, 2000, the Investment Adviser paid no fee to MLAM U.K. pursuant to this agreement.

Duration and Termination of Investment Advisory, Sub-Advisory and Administration Agreements.    Unless earlier terminated as described below, the Investment Advisory Agreement and Sub-Advisory Agreement will each remain in effect from year to year if approved annually by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund. The Administration Agreement will remain in effect from year to year if approved annually by the Board of Directors of the Fund or by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

In connection with its consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Portfolio by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Portfolio. The Board also considered the Investment Adviser costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Portfolio. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services and the Investment Adviser’s profitability under the Investment Advisory Agreement, but also the compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Portfolio. The Board also considered the Investment Adviser’s access to research services from brokers to which the Manager may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Portfolio’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Portfolio by the Investment Adviser and its affiliates, the Board concluded that the advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Portfolio’s assets.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees, concluded that it was satisfied that the advisory fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services.    Financial Data Services, Inc. (“FDS”) a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account, between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required, and $16.00 for each Class R shareholder account. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth the Transfer Agent fees paid by the Fund for the periods indicated.

Period	Transfer Agent Fees
Fiscal Year ended September 30, 2002	$171,158
Fiscal Year ended September 30, 2001*	$128,025
November 26, 1999 (commencement of operations) to September 30, 2000*	$ 52,414

*
For the periods November 26, 1999 to September 30, 2000 and October 1, 2000 to June 30, 2001, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for these periods, the fees paid may have been higher. The current rates became effective on July 1, 2001.

Accounting Services.    The Fund and the Portfolio have each entered into an agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain accounting services to the Fund and the Portfolio. The Fund and the Portfolio pay a fee for these services. Prior to January 1, 2001, the

Investment Adviser provided accounting services to the Fund and the Portfolio and was reimbursed by the Fund and the Portfolio at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Fund and the Portfolio and the Fund and the Portfolio reimburse the Investment Adviser for these services.

The table below shows the amounts paid by the Fund and the Portfolio to State Street and to the Investment Adviser for the periods indicated:

	Fund			Portfolio
Period	Paid to State Street		Paid to the Investment Adviser	Paid to State Street*		Paid to the Investment Adviser
Fiscal Year ended September 30, 2002	$0		$0	$75,655		$7,856
Fiscal Year ended September 30, 2001	$0	**	$1,240	$51,217	**	$6,211
November 26, 1999 (commencement of operations) to September 30, 2000	N/A		$1,333	N/A		$71,154

*	For providing services to the Fund and the Portfolio.
**	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

The Fund offers five classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives and Class R shares are sold only to certain retirement plans. Each Class A, Class B, Class C, Class D or Class R share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C, Class D and Class R shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B, Class C and Class R shares bear the expenses of the ongoing distribution fees. Class B and Class C shares also bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”) that are imposed on the Class B and Class C shares, the distribution fees that are imposed on the Class B, Class C and Class R shares and the account maintenance fees that are imposed on Class B, Class C, Class D and Class R shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares” in the Statement of Additional Information.

Class A and Class D Sales Charge Information

	Class A Shares
Period	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
Fiscal year ended September 30, 2002	$599	$35	$564	$0
Fiscal year ended September 30, 2001	$348	$18	$330	$0
November 26, 1999 (commencement of operations) to September 30, 2000	$2	$0	$2	$0

	Class D Shares
Period	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
Fiscal year ended September 30, 2002	$4,375	$296	$4,079	$0
Fiscal year ended September 30, 2001	$42,784	$2,435	$40,349	$359
November 26, 1999 (commencement of operations) to September 30, 2000	$366,612	$5,041	$361,570	$0

FAM Distributors, Inc. (The “Distributor”) may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers and other financial intermediaries. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Class B and Class C Sales Charge Information

	Class B Shares*
Period	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Fiscal year ended September 30, 2002	$292,712	$292,712
Fiscal year ended September 30, 2001	$254,900	$254,900
November 26, 1999 (commencement of operations) to September 30, 2000	$113,364	$113,364

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

	Class C Shares
Period	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Fiscal year ended September 30, 2002	$4,144	$4,144
Fiscal year ended September 30, 2001	$6,363	$6,363
November 26, 1999 (commencement of operations) to September 30, 2000	$8,194	$8,194

Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” in the Statement of Additional Information. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of September 30, 2002 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of September 30, 2002
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable interest on Unpaid Balance(3)	Maximum Amount Payable	Amount Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period November 26, 1999 (commencement of operations) to September 30, 2002
Under NASD Rule as Adopted	63,722	4,250	720	4,970	1,850	3,120	294
Under Distributor’s Voluntary Waiver	63,722	4,250	51	4,301	1,850	2,452	294
Class C Shares for the period November 26, 1999 (commencement of operations) to September 30, 2002
Under NASD Rule as Adopted	19,993	1,258	201	1,460	307	1,153	78

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit Cash Reserves Fund (“Summit”) which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFATM) Program (the “MFA Program”). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

Distribution Plans

As of September 30, 2002, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $1,623,905 (4.45% of Class B net assets at that date). As of September 30, 2002, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $294,189 (3.03% of Class C net assets at that date).

For the fiscal year ended September 30, 2002, the Fund paid the Distributor $536,947 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $53.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended September 30, 2002, the Fund paid the Distributor $137,644 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $13.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended September 30, 2002, the Fund paid the Distributor $17,999 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $7.2 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Since the inception date for Class R shares was January 1, 2003, no account maintenance fees or distribution fees were paid pursuant to the Class R Distribution Plan for the fiscal year ended September 30, 2002.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C, and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding as of September 30, 2002 is set forth below. Since the inception date for Class R shares was January 1, 2003, information with respect to Class R shares is not included.

	Class A	Class B	Class C	Class D
Net Assets	$8,641,532	$36,475,833	$9,666,010	$5,519,581

Number of Shares Outstanding	914,806	3,896,692	1,032,788	585,214

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.45	$9.36	$9.36	$9.43
Sales Charge (for Class A and Class D shares: 5.25 % of offering price; 5.54% of net asset value per share)*	.52	**	**	.52
Offering Price	$9.97	$9.36	$9.36	$9.95

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” in the Fund’s Statement of Additional Information.

Information about the brokerage commissions paid by the Portfolio, including commissions paid to Merrill Lynch, is set forth in the following table:

Brokerage Commissions:

Period	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
Fiscal Year ended September 30, 2002	$451,665	$43,423
Fiscal Year ended September 30, 2001	$323,390	$31,015
November 26, 1999 (commencement of operations) to September 30, 2000	$161,104	$23,908

For the fiscal year ended September 30, 2002, the brokerage commissions paid to Merrill Lynch represented 9.61% of the aggregate brokerage commissions paid and involved 14.08% of the Portfolio’s dollar amount of transactions involving payment of commissions during the year.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates. For the fiscal year ended September 30, 2002 and September 30, 2001 (the first year the order was in effect), that affiliated entity received $2,660 and $130 in securities lending agent fees from the Fund, respectively.

FINANCIAL STATEMENTS

The financial statements of the Fund and the Portfolio are incorporated into the Fund’s Statement of Additional Information by reference to the Fund’s 2002 Annual Report. You may request a copy of the Fund’s Annual Report at no charge by calling (800) 637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

GFS-SAI-19066-0102STK

PART C. OTHER INFORMATION

Item 23.    Exhibits

Exhibit Number		Description

1	(a)	—	Articles of Incorporation of the Registrant, dated May 28, 1999.(a)

1	(b)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Corporation and Creating an Additional Class of Common Stock, dated December 9, 2002.

2		—	By-Laws of the Registrant.(a)

3		—	Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.†

4		—	Administration Agreement between the Registrant and Fund Asset Management, L.P.(g)

5		—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (i)

6		—	None.

7		—	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.*

8	(a)(1)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(g)

	(a)(2)	—	Form of Amendment to Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(j)

	(b)	—	License Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to the Registrant’s use of Merrill Lynch name.(g)

	(c)	—	Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(h)

9		—	Opinion of Shearman & Sterling counsel for the Registrant.*

10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.*

11		—	None.

12		—	Certificate of Fund Asset Management, L.P.(c)

13	(a)	—	Form of Amended and Restated Class B Distribution Plan (i)

	(b)	—	Form of Amended and Restated Class C Distribution Plan (i)

	(c)	—	Form of Amended and Restated Class D Distribution Plan (i)

	(d)	—	Form of Class R Distribution Plan (k)

14	(a)	—	Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(d)

15	(a)	—	Not applicable

16		—	Merrill Lynch Code of Ethics.(e)

	(b)	—	Powers of Attorney for Officers and Directors.(f)

(a)
Incorporated by reference to the corresponding exhibit numbers to the Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A (File Nos. 333-80061 and 811-09375) as set forth below:

Exhibit Number	Incorporated by Reference to Reference Number
1	1(a)
2	2

(b)
Incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as filed on October 18, 1999 (File Nos. 333-80061 and 811-09375).

(c)
Incorporated by reference to the identically numbered exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as filed on October 18, 1999 (File Nos. 333-80061 and 811-09375).

(d)
Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 52 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Banc Value Fund, Inc. as filed on December 20, 2002. (File Nos. 2-58521 and  811-2739).

(e)
Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Mercury International Fund of Mercury Funds, Inc. on September 12, 2000 (File Nos. 333-56203 and 811-08797).

(f)
Incorporated by reference to Exhibit 14(b) to Post-Effective Amendment No. 16 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Strategic Dividend Fund as filed on November 28, 2000 (File Nos. 33-14517 and 811-5178).

(g)
Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as filed on January 24, 2001 (File Nos. 333-80061 and 811-09375).

(h)	Incorporated by reference to exhibit under 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A filed on February 16, 2001 (File No. 33-10794).
(i)
Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 10 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Americas Income Fund, Inc. as filed on June 21, 2000. (File Nos. 33-64398 and 811-7794).

(j)
Incorporated by reference to Exhibit 8(a)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.

(k)
Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.

†
Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, and 6), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6, and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit (2) to the Registration Statement.

*	Filed herewith.

Item 24.    Persons Controlled by or under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “1940 Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

Set forth below is a list of each executive officer and partner of the Investment Adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President
President of FAM; Co-Head (Americas Region) of the Manager from 1991 to 2001; Director of Princeton Services Inc. (“Princeton Services”); Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Terry K. Glenn	Chairman (Americas Region) and Executive Vice President
President, Merrill Lynch Mutual Funds, Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Managing Director of FAM Distributors, Inc. (“FAMD”); Director of Financial Data Services (“FDS”); President of Princeton Administrators, L.P. (“Princeton Administrators”)

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of MLIM from 1997 to 1999

Philip L. Kirstein	General Counsel	Senior Vice President of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M.M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Head of MLIM Americas	Head (America’s Region) of FAM; Senior Vice President of ML&Co.

Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs, and Mr. Doll is an officer of one or more such companies.

FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

MLIM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, FAM, Princeton Services and Princeton Administrators. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, FDS, is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for a number of registered investment companies advised by FAM or MLIM.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K., indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 2000, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of all or substantially all of the investment companies for which FAM and MLIM act as the investment adviser:

Name	Position(s) with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	Executive Vice President of MLIM and FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators

Nicholas C.D. Hall	Director	Director of Mercury Asset Management, Ltd. and the Institutional Liquidity Fund, plc; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of FAM and MLIM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None.

Debra Anne Searle	Assistant Company Secretary	None.

Item 27.    Principal Underwriters.

(a) FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Mercury Large Cap Series Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director

Michael G. Clark	Treasurer and Director	None

Thomas J. Verage	Director	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

Debra W. Landsman-Yaros	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 30th day of December, 2002.

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
(Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

CHARLES C. REILLY* (Charles C. Reilly)	Director

KEVIN A. RYAN* (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Director

RICHARD R. WEST* (Richard R. West)	Director

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Director	December 30, 2002

*    This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

* By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)

SIGNATURES

Global Financial Services Master Trust has duly caused this registration statement of Merrill Lynch Global Financial Services Fund, Inc. to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey on the 30th day of December, 2002.

GLOBAL FINANCIAL SERVICES MASTER TRUST

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

This post-effective amendment to the Registration Statement of Merrill Lynch Global Financial Services Fund, Inc. has been signed below by the following persons in the capacities and on dates indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President and Trustee (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

CHARLES C. REILLY* (Charles C. Reilly)	Trustee

KEVIN A. RYAN* (Kevin A. Ryan)	Trustee

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

RICHARD R. WEST* (Richard R. West)	Trustee

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee	December 30, 2002

*	This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description

1(b)	Articles Supplementary Increasing the Authorized Capital Stock of the Corporation and Creating an Additional Class of Common Stock, dated December 9, 2002.

9	Opinion of Shearman & Sterling, counsel for the Registrant.

10(a)	Consent of Deloitte & Touche LLP, independent auditors for Registrant.